SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  January 30, 2003


                           INTERLEUKIN GENETICS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                     000-23413                        94-3123681
--------                     ---------                        ----------
(State or other             (Commission                      (IRS Employer
jurisdiction of             File Number)                     Identification No.)
incorporation)


135 Beaver Street, Waltham, MA  02452
-------------------------------------
(Address of principal executive offices)



Registrant's telephone number, including area code:  (781) 398-0700
                                                     --------------



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Item 5.   Other Events.
-------   -------------

     On January 30, 2003, Interleukin Genetics, Inc. publicly disseminated a press release announcing the securing of additional interim financing to support operations through February 2003.

     The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto


Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

(c)         Exhibit

     99.1  Press Release dated January 30, 2003



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         INTERLEUKIN GENETICS, INC.
                                         --------------------------
                                         (Registrant)



  Date:  January 30, 2003                /s/ Fenel M. Eloi
                                         ---------------------------------------
                                         Fenel M. Eloi, Chief Operating Officer,
                                         Chief Financial Officer, Treasurer and
                                         Secretary and Treasurer


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